UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 25, 2000

                           BANC ONE FINANCIAL SERVICES
                          Home Equity Loan Trust 1999-2



New York (governing law of          333-62911-06   52-2182699
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000


        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 2000 a distribution was made to holders of BANC ONE FINANCIAL Services Home Equity Loan Trust 1999-2


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description
                                 Monthly report distributed to holders of
             EX-99.1             Home Equity Loan Trust 1999-2, relating to the
                                 August 25, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-2

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 09/07/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-2, relating to the August 25, 2000 distribution.